                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                             _____________________


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                             _____________________


      Date of Report (date of earliest event reported):    April 30, 1997
                                --------------

                              Dime Bancorp, Inc.
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              (Exact Name of Registrant as Specified in Charter)
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


       Delaware                   1-13094           11-3197414
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(State or Other Jurisdiction    (Commission       (IRS Employer
     of Incorporation)          File Number)    Identification No.)
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 589 Fifth Avenue, New York, New York                10017
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(Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code: (212) 326-6170
                                                    --------------


                        Not Applicable
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  (Former Name or Former Address, if changed since last Report)
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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         On April 30, 1997, The Dime Savings Bank of New York, FSB, wholly-owned subsidiary of Dime Bancorp, Inc. (the "Registrant"), consummated the acquisition (the "Acquisition") of BFS Bankorp, Inc. ("BFS"), the parent company of Bankers Federal Savings FSB, in accordance with the terms of the Agreement and Plan of Merger, dated as of December 3, 1996 (the "Merger Agreement"), by and among the Registrant, Fifth Avenue Property Corp. and BFS. The Merger Agreement was previously filed with the Securities and Exchange Commission as an exhibit to the Current Report on Form 8-K filed on December 11, 1996 (the "Prior Report"). The Prior Report is incorporated by reference herein.

         The Registrant announced the consummation of the Acquisition in a press release on May 1, 1997. The press release has been filed as an exhibit to this Current Report and is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma
         Financial Information and Exhibits.
         ----------------------------------

         The following exhibit is attached to this Current Report.

         99 - Press Release, dated May 1, 1997, issued by the Registrant.

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                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              DIME BANCORP, INC.



                              By: /s/ Lawrence J. Toal
                                  ------------------------------
                                  Lawrence J. Toal
                                  Chief Executive Officer,
                                   President, Chief Operating
                                   Officer and Director



Date: May 8, 1997

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                                 EXHIBIT INDEX
                                 -------------


Exhibit                  Item                           Page
-------                  ----                           ----

  99           Press Release, dated May 1, 1997,          5
               issued by Dime Bancorp, Inc.

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